UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 of SunPower Corporation, a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2024, the Company determined that it was unable, without unreasonable effort or expense, to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (the “Q1 2024 10-Q”) by the prescribed due date. In particular, as previously disclosed, the Company plans to restate, as soon as practicable, the Company’s (i) audited financial statements included in the Company’s Annual Report on Form 10-K/A for the period ended January 1, 2023, and (ii) unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended April 2, 2023, Quarterly Report on Form 10-Q/A for the quarterly period ended July 2, 2023, and Quarterly Report on Form 10-Q for the quarterly period ended October 1, 2023, each filed with the SEC on December 18, 2023 (collectively, the “Affected Prior Period Financial Statements”), as a result of certain misstatements identified by the Company in connection with the preparation of its financial statements for the fiscal year ended December 31, 2023. These misstatements primarily relate to (i) the capitalization of certain deferred costs that did not qualify for capitalization, (ii) the classification of certain sales commissions as cost of revenue rather than sales, general and administrative expense, and (iii) certain other individually immaterial adjustments. The Company’s review of the Affected Prior Period Financial Statements and related matters remains ongoing.

As previously disclosed, the Company’s management concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective as of January 1, 2023, and the Company’s disclosure controls and procedures were not effective as of April 2, 2023, July 2, 2023, and October 1, 2023, due to material weaknesses that existed in the Company’s internal control over financial reporting. In light of the matters described above, the Company’s management has concluded that an additional material weakness exists in the Company’s internal control over financial reporting. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Company’s Annual Report on Form 10-K for the period ended December 31, 2023 (the “2023 Form 10-K”).

As a result of the foregoing, the Company was unable, without unreasonable effort or expense, to file the Q1 2024 Form 10-Q by the prescribed due date.

On May 17, 2024, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of not having timely filed the Q1 2024 Form 10-Q and the 2023 Form 10-K with the SEC, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires timely filing of all required periodic financial reports with the SEC.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq.

The Notice also indicated that the Company must submit a plan to regain compliance with the Listing Rule by May 20, 2024 and, following receipt of such plan, Nasdaq may grant an extension of up to 180 calendar days from the 2023 Form 10-K due date, or until September 11, 2024, for the Company to regain compliance.

While the Company can provide no assurances as to timing, the Company is working diligently and plans to restate the Affected Prior Period Financial Statements and file the 2023 Form 10-K and Q1 2024 Form 10-Q as soon as practicable, including to regain compliance with the Listing Rule.

On May 20, 2024, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s ability to complete the filing of the 2023 Form 10-K and Q1 2024 10-Q within a specific time period and the Company’s ability to regain compliance with Nasdaq listing standards. These forward-looking statements are based on our current assumptions, expectations, and beliefs and involve substantial risks and uncertainties that may cause results to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those related to the Company’s ability to complete the previously disclosed restatements of certain affected prior period financial statements and complete the filings of the Q1 2024 10-Q and the 2023 Form 10-K within the anticipated time period; the Company’s ability to regain compliance with Nasdaq listing standards; legal proceedings or government investigations or enforcement actions relating to the restatement, as well as the potential for delisting; the Company’s ability to realize the anticipated benefits of capital received and project financings; the Company’s ability to comply with its financing agreements, including debt covenants or cure any defaults; the Company’s ability to repay its obligations as they come due; the Company’s liquidity, indebtedness, and ability to obtain additional financing for its projects and customers; challenges managing the

Company’s acquisitions, joint ventures, and partnerships, including its ability to successfully manage acquired assets and supplier relationships; the timing, execution and the ability to realize the anticipated benefits of any restructuring plans; the Company’s ability to remediate the material weaknesses in internal control over financial reporting; and the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K/A filed with the SEC on December 18, 2023 and the Company’s other filings with the SEC. Copies of these filings are available online from the SEC or on the SEC Filings section of our Investor Relations website at investors.sunpowercorp.com. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

May 20, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Chief Financial Officer